EXECUTION VERSION

SIXTH AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF MAY 12, 2015
AMONG

LINN ENERGY, LLC,
AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

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SIXTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) dated as of May 12, 2015, among LINN ENERGY, LLC, a Delaware limited liability company (the “Borrower”); the Guarantors signatory hereto; each of the Lenders party to the Credit Agreement referred to below that are signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 as amended by that certain First Amendment dated as of October 30, 2013, that certain Second Amendment dated as of December 13, 2013, that certain Third Amendment dated as of April 30, 2014, that certain Fourth Amendment dated as of August 6, 2014 and that certain Fifth Amendment dated as of September 10, 2014 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Majority Lenders to enter into this Sixth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Sixth Amendment. Unless otherwise indicated, all section or article references in this Sixth Amendment refer to sections or articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. Section 1.02 is hereby amended by deleting the following defined terms and replacing them with the following:
“‘Agreement’ means this Credit Agreement, as amended by the First Amendment dated as of October 30, 2013, the Second Amendment dated as of December 13, 2013, the Third Amendment dated as of April 30, 2014, the Fourth Amendment dated as of August 6, 2014, the Fifth Amendment dated as of September 10, 2014 and the Sixth Amendment dated as of May 12, 2015, as the same may from time to time be further amended, modified, supplemented or restated.

‘LC Commitment’ at any time means Thirty Million Dollars ($30,000,000).
‘Tier I Lender’ means each Lender with a Maximum Credit Amount equal to or greater than $20,000,000.”
2.2    Amendment to Section 9.02(i). Section 9.02(i) is hereby amended by replacing the reference to Section 9.05(g)(iii) therein with a reference to Section 9.05(g).
2.3    Amendments to Section 9.05(g). Section 9.05(g) is hereby amended by deleting such Section in its entirety and replacing it with the following:
“(g)    Investments:

(i)    (A) made by the Borrower or any Guarantor in or to the Borrower or any other Guarantor, (B) made by any Subsidiary in or to the Borrower or any Guarantor, and (C) made by the Borrower or any Restricted Subsidiary in or to all other Restricted Subsidiaries which are not Guarantors which do not at any time exceed $10,000,000;

(ii)    made by the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary (other than Berry), provided that (A) the aggregate amount of all such Investments at any one time shall not exceed $25,000,000 (excluding the amount of Investments permitted under Section 9.05(s) and 9.05(t)) and (B) the Borrowing Base Utilization Percentage is less than 80% immediately before and immediately after giving effect to such Investment; and

(iii)    in Berry while it is an Unrestricted Subsidiary (A) for the purpose of (I) redeeming the Berry Senior Debt in an amount not to exceed the amount of Debt permitted under Section 9.02(j) and (II) repaying in full and terminating the Debt under the Berry Revolver in an amount not to exceed the then outstanding principal amount of the Debt thereunder, plus an amount necessary to pay any fees, expenses, accrued but unpaid interest and premiums related to such repayment and termination and (B) in addition to the Investments permitted under clause (A) above, provided that the Borrowing Base Utilization Percentage is less than 80% immediately before and immediately after giving effect to such Investment.”

Section 3.    Borrowing Base. From and after the Sixth Amendment Effective Date, the Borrowing Base shall be, and hereby is, equal to the amount of $4,050,000,000 and the Available Borrowing Base shall be, and hereby is, equal to the amount of $3,550,000,000, which Borrowing Base and Available Borrowing Base shall remain in effect until the next Scheduled Redetermination, Interim Redetermination or the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement. Each of the Borrower, on the one hand, and the Administrative Agent and the Super Majority Tier 1 Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3 shall constitute a Scheduled Redetermination. This

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Section 3 constitutes the New Borrowing Base Notice in accordance with Section 2.07 of the Credit Agreement.
Section 4.    Conditions Precedent. This Sixth Amendment shall become effective on the date (such date, the “Sixth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
4.1    The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Sixth Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.2    The Administrative Agent shall have received from Lenders constituting all of the Tier 1 Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Sixth Amendment.
The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Indebtedness in accordance with the terms thereof, after giving effect to this Agreement; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which

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case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.3    Loan Document. This Sixth Amendment is a Loan Document.
5.4    Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile transmission or other electronic delivery shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

Signature Page to Sixth Amendment

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC

MID-CONTINENT HOLDINGS II, LLC

MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN MIDSTREAM, LLC (formerly Linn Gas Marketing, LLC)

LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

	By:	Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

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LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

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ROYAL BANK OF CANADA

By:	/s/ Don J. Mckinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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BARCLAYS BANK PLC

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

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CITIBANK, N.A.

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Mann
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

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CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

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THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Authorised Signatory

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THE BANK OF NOVA SCOTIA

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

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BANK OF MONTREAL THE BANK OF NOVA SCOTIA

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

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UBS AG, STAMFORD BRANCH

By:	s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

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COMERICA BANK

By:	/s/ William Robinson
Name:	William Robinson
Title:	Senior Vice President

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ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

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SOCIETE GENERALE

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Brad Johann
Name:	Brad Johann
Title:	Vice President

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ABN AMRO CAPITAL USA LLC

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

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COMPASS BANK

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Managing Director

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DNB CAPITAL LLC

By:	/s/ Asulv Tveit
Name:	Asulv Tveit
Title:	First Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

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MUFG UNION BANK, N.A. (f/k/a Union Bank, N.A.)

By:	/s/ Stacey Goldstein
Name:	Stacy Goldstein
Title:	Vice President

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CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

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SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

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BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Managing Director

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JPMORGAN CHASE BANK, N.A.

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

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DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

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GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

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MACQUARIE BANK LIMITED

By:	/s/ Andrew McGrath
Name:	Andrew McGrath
Title:	Executive Director

By:	/s/ Robert McRobbie
Name:	Robert McRobbie
Title:	Division Director

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MORGAN STANLEY BANK, N.A.

By:	/s/ Mathew Meyers
Name:	Mathew Meyers
Title:	Authorized Signatory

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BP ENERGY COMPANY

By:	/s/ Ryan McGeachie
Name:	Ryan McGeachie
Title:	Attorney-in-Fact

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BNP PARIBAS

By:	/s/ Scott Joyce
Name:	Scott Joyce
Title:	Managing Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien Pecoud-Bouvet
Title:	Vice-President

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BRANCH BANKING AND TRUST COMPANY

By:	/s/ Parud June
Name:	Parud June
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION

By:	s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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WHITNEY BANK

By:	/s/ Liana Tchernysheva
Name:	Liana Tchernysheva
Title:	Senior Vice President

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ASSOCIATED BANK, N.A.

By:	/s/ Elizabeth Sarazen
Name:	Elizabeth Sarazen
Title:	Portfolio Manager

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

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THE HUNTINGTON NATIONAL BANK

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

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FIFTH THIRD BANK

By:	s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

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NATIXIS

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Vikram Nath
Name:	Vikram Nath
Title:	Vice President

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TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Savo Bozic
Name:	Sovo Bozic
Title:	Authorized Signatory

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MIZUHO BANK LTD.

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

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CARGILL, INCORPORATED

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signer

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PNC BANK NATIONAL ASSOCIATION

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

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NEXTERA ENERGY POWER MARKETING, LLC

By:	/s/ Lawrence Silverstein
Name:	Lawrence Silverstein
Title:	Senior Vice President and Managing Director

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